EXHIBIT 10.28

                AGREEMENT FOR PROVISION OF CALLING CARD SERVICES


         THIS AGREEMENT (this "Agreement") is entered into as of this ______ day of August, 1998, by and between Executive TeleCard, Ltd., a Delaware corporation, with offices located at 4260 Evans Avenue, Denver, Colorado 80222 ("EXTEL") and/or its nominee, and American Prepaid, a Florida corporation, with offices at 659 North Biscayne River Drive, Miami, Florida 33169 ("AP" or "Customer").

                                    RECITALS

         WHEREAS, EXTEL is engaged in the business of providing a service which will enable the cards issued by Customer or under its brand to be used as telephone calling cards using the World Direct(R) network of EXTEL or such other facilities of substantially similar quality as EXTEL may provide, as more fully described on Exhibit A hereto (the "Service"); and

         WHEREAS, AP is engaged in the business of marketing and distributing prepaid telephone cards throughout the United States; and

         WHEREAS, EXTEL and Customer wish to enter into this Agreement pursuant to which the Service will be made available to Customer subscribers.

         NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties agree as follows:

                                 1. THE SERVICE

         1.1 Service: Term. EXTEL shall make the Service available to Customer for an initial term commencing on August _____, 1998 (the "Effective Date") and, unless earlier terminated in accordance with Section 10.1, ending on the fifth anniversary of the Effective Date (the "Term"). The Term shall autmoatically renew for subsequent one (1) year periods unless either party gives written notice to the other party, not less than six (6) months before the expiration of any Term, of its intention not to renew. The Service is described on Exhibit A hereto and incorporated herein for all purposes. EXTEL reserves the right to amend the description of the Service on Exhibit A from time to time during the Term and each such amendment shall become effectgive upon written notice to Customer. In the event that EXTEL amends the service description and such amendment is material to the Customer's business and results in a substantial commercial change in the relationship, then the Customer may cancel the Agreement without penalty.

         1.2 Additional Services. Additional services and additional features not provided as part of the basic Service may be made available under this Agreement by execution and delivery by the parties hereto of one or more addenda to Exhibit A, all as more fully described on Exhibit A.

         1.3 Availability of Service to Cardholders. Customer shall make the Service available to all holders of cards issued by Customer or under its brand ("Customer Cards"). "Cardholder" shall mean the authorized user of the Customer Card. Customer shall not use the Service for any card other than a Customer Card without the prior written consent of EXTEL.

         1.4 Operating Standards. The Service shall be provided in accordance with the Operating Standards attached as Exhibit B and incorporated herein for all purposes (the "Operating Standards"). EXTEL reserves the right to amend the Operating Standards on Exhibit B from time to time during the Term and each such amendment shall become effective upon written notice to Customer. Customer agrees to comply with and promptly carry out the matters listed in the Operating Standards as Customer responsibilities. In the event that EXTEL amends the Operating Standards and such amendment is material to the Customer's business and results in a substantial and material commercial change in the relationship, then the Customer may cancel the Agreement without penalty.

         1.5 Ownership of "800" Numbers. The ownership of "800" numbers or any similar toll-free number (e.g., "888" or other numeral) shall be the Customer's and the numbers shall be issued in Customer's name.

                         2. CUSTOMER CARDS, CARDHOLDERS

         2.1 Card Production and Issuance. EXTEL has no responsibility with respect to the production, design or issuance of Customer Cards, except to the extent provided in an addendum to Exhibit A. Customer may issue Customer Cards bearing the service mark, trademark and/or trade name of Customer and a design or style as may, from time to time, be determined by Customer. EXTEL will provide to Customer upon request sample copy, rate information and instructional material for its use in producing its Customer Cards. After activation by EXTEL as provided below, each Customer Card will enable the Cardholder to use the Service.

         2.2 Card Activation. EXTEL will generate calling card numbers with Personal Identification Numbers ("PIN"). The card shall have a control number which is in sequential numbers which is used to identify the cards but not to identify the customer. The customer PIN number will be in 10 numbers as displayed on the card's face. EXTEL will supply a disk with the control numbers and card numbers at the beginning of a run. At the time of activation, AP will supply to EXTEL Operations and to EXTEL Accounting the control numbers which are being activated. EXTEL shall not be obligated to activate customer cards in blocks of less than 50.

         2.3 Card De-Activation. Customer shall provide to EXTEL daily lists of Customer Cards (including control numbers and PIN numbers) for Cardholders who cease to be authorized to use the Service (a "Stop List"). Each Stop List shall be in such form and provided to EXTEL in such manner as may reasonably be specified by EXTEL from time to time. Card de-activation will also be available in real time by having a distributor of AP or AP communicate over a pre-determined 800 numbers to EXTEL and give EXTEL an order to de-activate a card. Where such order has been received by the distributor or by AP, any retail customer dissatisfaction or ramifications from de-activation is not the responsibility of EXTEL. Within 24 hours after receipt of each Stop List, EXTEL shall take such steps as may be necessary to block usage of the Customer Cards listed on the Stop List.

         2.4 Administrative De-Activation. In circumstances where AP has formally requested EXTEL to activate a series of cards but for some reason the cards are not delivered to a distributor or are returned from a distributor to AP and the cards are not going to be sold to a retail customer, then AP shall have the ability to de-activate those cards by communication to EXTEL and not be charged for that activation fee. In such cases, if there has been any debit against those cards or any charge, AP shall bear the cost of that charge.

                     3. CARDHOLDER RATES; RATES FOR SERVICE

         3.1 EXTEL to Establish Rates for the Service. EXTEL shall charge Customer for use of the Service at those rates set forth in the Rate Schedule(s) attached hereto as Exhibit C and incorporated herein for all purposes. The Rate Schedule(s) may be amended from time to time by EXTEL, where its underlying cost of service changes or the rates otherwise become non-compensatory to EXTEL, upon written notice to

Customer. EXTEL shall give Customer notice as soon as possible after it receives its own written notice of a change in circumstances, but in no event shall there be less than seven (7) days prior written notice (or such shorter period of notice as is reasonably practicable under the circumstances, the parties acknowledging that EXTEL's changes to the Rate Schedule are necessary to respond to changes in regulatory requirements, taxes or the rates charged by carriers whose telecommunications facilities may be used to provide the Service) of all changes to the Rate Schedule to enable Customer to make any desired adjustments to the rates the Customer's Cardholders are to be charged for the Service. EXTEL will use its best efforts to consult and agree with AP regarding the issuance or modification of any rate schedule.

         3.2 Customer to Establish Cardholder Rates. Customer will charge the Customer's Cardholders for their use of the Service, as made available to Cardholders by Customer, at rates and on terms and conditions determined by Customer. EXTEL has no responsibility with respect to such matters, including without limitation with respect to the rating of calls, expect to the extent specifically provided in an addendum to Exhibit A, or in a particular Rate Schedule.

         3.3 Billing and Payment.

     (a) Payments by AP. AP shall pay EXTEL the full wholesale price of a card within an agreed time period from activation. The time period for payment shall be specified in each rate schedule.

     (b) Method of Activation. The cards have a PIN number and a control number. The control number has no effect on decremation of the card. AP will inform both EXTEL Accounting and EXTEL Operations by another notification of the series of control numbers that are to be activated. This will be done by fax and/or e-mail as designated by EXTEL. EXTEL's Operations shall thereafter activate the designated batch of cards; EXTEL shall be paid, as specified in 3.3(a), by wire transfer.

     (c) Breakage. When a card's value is not totally decremented when it is deactivated, EXTEL shall not account for any balance.

         3.4 Credit for Calls of Unacceptable Quality. EXTEL makes no warranty regarding the quality of such facilities or network, and is not responsible for any incomplete calls, interruptions, defects in quality or other problems with transmission, except to the extent that this Section provides for credits for such calls. In the event that EXTEL or its employees, servants, agents, or entities under its control engage in any action or provide any service which amounts to gross negligence, then EXTEL shall be responsible for reimbursement of actual losses of the Customer, but not loss of profits or consequential damages.

         3.5 Credit, Alternative Service or Refund for Paid PINs. Notwithstanding any other provision of this Agreement, if AP has paid for a PIN according to the provision of this Agreement and EXTEL is unable to provide service to that PIN, then AP will be entitled to either a credit or alternative service or, in the event that EXTEL cannot provide alternative service within 30 days, a refund.

         3.6 Fraudulent or Unauthorized Use of the Service. EXTEL shall provide to Customer only the basic fraud management services which are describe din the Operating Standards or the enhanced fraud management services described on an addendum to Exhibit A. EXTEL makes no representation that such services will be adequate to identify or prevent unauthorized or fraudulent use of Customer Cards by Cardholders or other persons, and provision of (or failure to provide) such services shall not in any way change the respective rights and responsibilities of EXTEL and Customer from those set forth in the first paragraph of this Section.

        3.7 Taxes. Customer shall pay, and shall indemnify and hold harmless EXTEL against, all sales, use, VAT, excise, gross receipts, and similar taxes (other than income taxes on payments made by Customer to EXTEL under this Agreement) and related charges that may be imposed or assessed at any time by any governmental entity or other taxing authority with respect to the availability of the Service to Cardholders or payments made by Cardholders to Customer. EXTEL shall pay, and shall indemnify and hold harmless Customer against, all sales, use, VAT, excise, gross receipts, and similar taxes and related charges that may be imposed or assessed at any time by any governmental entity or other taxing authority with respect to payments made by EXTEL to the carriers whose telecommunications facilities are used to provide the Service. The parties hereto shall cooperate in taking all reasonable action necessary to minimize, or quality for exemptions from, any such taxes, duties or liabilities, including without limitation furnishing certifications that purchases by Customer are for purposes of resale; provided, however, that such obligation to take reasonable action shall not obligate any party to make any significant expenditure or incur any significant penalty or liability or to take any action that either party reasonably believes might be unlawful or in violation of applicable rules or regulations.

                                  4. MARKETING

         Customer shall market the Service to Cardholders, and EXTEL shall provide marketing assistance as may be agreed from time to time by the parties.

                   5. NO WARRANTIES; LIMITATIONS OF LIABILITY

        EXTEL MAKES NO WARRANTY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF THE SERVICE OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY EXTEL ARE HEREBY EXCLUDED AND DISCLAIMED. IN NO EVENT SHALL EXTEL BE LIABLE TO CUSTOMER, ANY CARDHOLDER OR ANY OTHER PERSON, FIRM OR ENTITY IN ANY RESPECT, INCLUDING, WITHOUT LIMITATION, FOR ANY DAMAGES, EITHER DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, PUNITIVE, OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, ARISING OUT OF MISTAKES, ACCIDENTS, ERRORS, OMISSIONS, INTERRUPTIONS, DELAYS, OR DEFECTS IN TRANSMISSION, OR DELAYS, INCLUDING THOSE WHICH MAY BE CAUSED BY REGULATORY OR JUDICIAL AUTHORITIES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OBLIGATIONS OF EXTEL PURSUANT TO THIS AGREEMENT. EXTEL's liability arising out of mistakes, accidents, omissions, interruptions, delays, or errors or defects in transmission in the provision of Service or delays in restoration of the Service shall in no event exceed the amount of the refund, if any, which may be available under Section 3.3. Customer shall not make any representation or warranty regarding the Service or additional services provided hereunder beyond those made by EXTEL. EXTEL shall not make any representation or warranty regarding the card services provided by Customer to its Cardholders beyond those made by Customer.

                            6. COMPLIANCE WITH LAWS

        Each party agrees that it is in compliance with and will continue to be in compliance with all international, national, state and local laws and regulations relating to the performance of its obligations under this Agreement. Each party is responsible for obtaining all licenses, approvals and regulatory authority for its operations and the provision of services by it to its customers. Each party agrees to

Indemnify and hold the other party harmless from all costs and damages, including reasonable attorney's fees, arising from failure to comply with any regulatory or governmental approvals required.

                                7. FORCE MAJEURE

         Neither party shall be in default under this Agreement if any failure or delay in performance is caused by strike or other labor problems; accidents; acts of god; fire; flood; adverse weather conditions; material or facility shortages or unavailability; lack of transportation; the imposition of any governmental codes, ordinances, laws, rules, regulations or restrictions; delays in obtaining regulatory or governmental authorizations; condemnation or the exercise of rights of eminent domain; war or civil disorder; or any other cause beyond the reasonable control of either party hereto. Neither party shall be liable for any consequential, special, indirect, incidental, punitive or exemplary damages for any acts or failure to act under this Agreement.

                      8. INDEMNIFICATION AND HOLD HARMLESS

         EXTEL shall indemnify, defend and otherwise hold harmless Customer from and against any and all suits, claims and any other losses, including without limitation attorneys' fees (collectively, "Claims"), to the extent that such Claims arise from or in connection with any breach of this Agreement by EXTEL. Subject to the foregoing, Customer shall indemnify, defend and otherwise hold harmless EXTEL from and against any and all Claims to the extent that such Claims arise from or in connection with (i) the use of the Service by Customer or Cardholders, (ii) the content of any material transmitted through use of the Service by Customer or Cardholders, (iii) marketing activities undertaken by Customer, including particularly any representations or warranties made by Customer regarding the Service or additional services provided hereunder beyond those made by EXTEL, or (iv) any breach of this Agreement by Customer. In the event a party receives notice of any action or event which gives rise to the indemnification obligations contained herein, such party shall, within 20 days after receipt of such notice, notify the other party of the occurrence of such action or event, as the case may be. If such Claim involves assertion of liability by a third party, the indemnifying party shall have the right to undertake (through counsel of its choosing, such counsel to be reasonably acceptable to the indemnitee) the defense, compromise or settlement of such Claim on behalf of and at the risk of the indemnifying party. In the event that the indemnifying party does not elect (by written notice to the indemnitee) to undertake such defense, the indemnitee shall have the right to undertake (through counsel of its choosing, such counsel to be reasonably acceptable to the indemnitee) the defense, compromise or settlement of such Claim on behalf of and at the risk of the indemnifying party. Neither the indemnifying party nor the indemnitee shall compromise or settle the Claim without the consent of the other party unless such settlement involves a release of the other party, provided that such consent shall not by unreasonably withheld or delayed.

                            9. TRADEMARKS AND LOGOS

         The parties hereby acknowledge that all copyright, trademark, service mark, logos and other property rights in the name, including the trade name, of each party or of any licensor of such party (collectively, "Marks") shall remain the sole property of such party, and the other party shall have no right, title, or interest therein. Each party shall use the Marks of the other party only in a manner and at such times as are expressly authorized by this Agreement or otherwise agreed to in writing. Each party shall use its reasonable commercial efforts during the term of this Agreement not to impair the interests of the other party in such Marks. Each party hereby grants to the other party during the term of this Agreement, including any renewal thereof, a limited, non-exclusive license to use the Marks of such party in connection with activities expressly contemplated under this Agreement, including the promotion of the Service, and on statements, communications, inserts, and correspondence relating thereto; provided however, that prior to any such use of a party's Marks such party shall be advised of such proposed use.

                           10. TERMINATION; REMEDIES

         10.1 Termination Rights. Either party may terminate this Agreement by written notice to the other party if:

         a) The other party commits any material breach of this Agreement which is not capable of being remedied;

         b) The other party commits a breach of this Agreement which is capable of being remedied and fails to remedy the breach within 30 days after receipt of written notice of the default or within such longer period as may be specified in the notice of default;

         c) The other party ceases, or proposes to cease to carry on business or an application is made, proceedings are commenced, or a resolution is passed or proposed in a notice of meeting for the winding up, dissolution, official management or administration of the other party or the other party enters into any arrangement, compromise or composition with, or any assignment for the benefit of its creditors or any class of them, or a receiver, receiver and manager, official manager or provisional liquidator is appointed with respect to the other party or any of its assets.

         10.2 Termination Not a Release. Termination of this Agreement for any reason shall not release either party from any accrued liability to the other party. A party's right to terminate this Agreement as provided herein shall be without prejudice to any other rights provided to it by law or in equity.

         10.3 Remedies. Upon the occurrence of any material breach of this Agreement, including without limitation the failure to pay amounts due aggregating $50,000 or more, the non-defaulting party shall have the right, in its sole discretion, to suspend performance of all or any part of its obligations under this Agreement, terminate this Agreement (to the extent permitted by Section 10.1 hereof) and/or pursue any other remedies that may be available to such party; provided, however, that the parties will use their best efforts to resolve any issue or material breach within five (5) days notification of the breach (the "Resolution Period"). Notwithstanding the five day Resolution Period, in the event that payment is not made within three (3) days from the time of the original due date, then service may be suspended at EXTEL's option provide that EXTEL gives Customer three (3) days notice of such suspension of service. In the case of any suspension of service for failure to make full payment is not made when due, such service shall be resumed at such time as the unpaid party receives all unpaid balances (including interest or penalties). Nothing contained in this Agreement is intended to nor shall be construed so as to limit the remedies which any party hereto may have against the other party hereto in the event of a breach by the other party or any representation, warranty, covenant, or agreement made under or pursuant to this Agreement, it being intended that any remedy shall be cumulative and not exclusive. A party that is in material breach under this Agreement shall be liable to the other party for all costs and expenses, including reasonable attorneys' fees, incurred by the other party in enforcing its rights or remedies hereunder.

                              11. CONFIDENTIALITY

         11.1 Confidential Information. During the term of this Agreement, the parties shall regard and preserve as confidential and proprietary all non-public information related to the business of the other party it receives or learns as a result of this Agreement ("Confidential Information"). The parties agree not to disclose any such Confidential Information without first obtaining the other party's prior written consent.

         11.2 Use of Confidential Information. The parties agree to use the Confidential Information only for the purposes of fulfilling their respective obligations under this Agreement and not otherwise. No rights or licenses to trade or service marks, inventions, copy rights, patents or other intellectual property rights are implied or granted under this Agreement except as otherwise expressly provided for in this Agreement. Each party shall use reasonable care to avoid unauthorized disclosure or use of the other party's Confidential Information and not less than the same degree of care as it uses to protect its own confidential information of similar sensitivity. It is agreed that access to all Confidential Information shall be limited to only such employees or agents who need to know such information for the purpose of fulfilling obligations under this Agreement and that each party shall be liable for any unauthorized disclosure or use of the other party's Confidential Information by any of its employees or agents to whom such Confidential Information is disclosed.

         11.3 Ownership of Confidential Information. All Confidential Information shall remain the property of the party having the same at the time of execution of this Agreement and such Confidential Information, including all copies thereof, shall be returned to the other party or destroyed after the need for it has expired, upon request and, in any event, promptly upon termination of this Agreement.

         11.4 Confidentiality of Sales Leads and Forwarding of Sales Leads. During the course of performing customer service or in any other aspect when EXTEL receives request for other service, sales leads, or other information which could lead to the generation of business for Customer, all such information to be forwarded to the Customer shall be the property of the Customer and with the specific understanding that these opportunities belong to the Customer and shall be transferred to the Customer as soon as commercially practicable.

                        12. RELATIONSHIP OF THE PARTIES

        Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, or of partnership or of joint venture between the parties to this Agreement, it being understood and agreed that neither any provisions contained herein, nor any acts of the parties hereto, shall be deemed to create such relationship. In addition, neither party to this Agreement shall have the authority to bind or obligate the other, expect as expressly set forth in this Agreement. Nothing contained herein shall limit the ability of any party to conduct any other venture or entitle either party to any interest in or ownership of any other venture by the other party.

                             13. VOLUME OF BUSINESS

         13.1 Target Card Volume. In consideration of EXTEL extending services and acquiring and provisioning additional equipment and personnel on an expedited basis, and in anticipation of the ability to meet levels of volume, Customer agrees to use best efforts to obtain service from EXTEL, over the 12 month period after execution of this Agreement, for a total of at least five million cards at an average face retail value of $10 per card subject only to EXTL performing at a level of service consistent with industry standards.

         13.2 Provision for Services for Pre-Existing Cards. In consideration of EXTEL's management and provision of service for pre-existing prepaid cards (the records and electronic database(s) with regard to which were supplied to EXTEL prior to the executing of this Agreement), Customer will pay EXTEL the following amounts in the following manner. EXTEL will invoice Customer for the cost of service incurred by EXTEL in its management and provision of service for pre-existing prepaid cards. EXTEL will issue the first such invoice 90 days after the commencement of the service; and shall subsequently invoice AP each month until all of the service for pre-existing prepaid cards has been completed. AP shall pay such invoice within 15 days out of funds available to it from a surcharge to be placed on newly issued cards -- for any period in which AP has not activated sufficient new cards to create an aggregate amount of surcharge sufficient to pay the entire invoice, the amount of the invoice not paid by the aggregate amount of the surcharge shall be added to the subsequent invoice for payment. The total amount of such surcharge shall be limited to EXTEL's fair and reasonable charges. The surcharge shall be $.05 per $10 of retail face value for the first 3 million cards activated by AP following the commencement of service and $.10 per $10 of retail face value for the next 3.5 million cards; the surcharge will apply to cards activated beginning 90 days after the commencement of service.

         13.3 Rights of First Refusal. Both EXTEL and Customer shall have the duty to present any opportunity they have to each other with respect to an opportunity to provide or use services in the prepaid calling card business with some other entity. The party presented with such an opportunity shall have the chance to match or make a more favorable offer of business, e.g., if EXTEL is offered business in the prepaid area, it will notify Customer of that opportunity and Customer will have a reasonable opportunity to enter into the same transaction. In turn, in the event that Customer receives an offer, proposal, or bid from some provider other than EXTEL, it will give EXTEL a reasonable opportunity to enter into the same transaction. In the event that the offer made by EXTEL is equal to or more favorable than all of the terms offered by another provider, then EXTEL shall receive the business.

         13.4 Volumes. EXTEL has made an investment to acquire 3,000,000 minutes of transmission per month to Mexico, and has requested at $.20 per minute nonbanded, and EXTEL has ordered up to a total of 12,000,000 minutes per month on the same terms to go into effect ninety (90) days hereafter. Customer understands that EXTEL has made this commitment in reliance upon Customer's entering into this Agreement wherein EXTEL becomes Customer's primary provider of platform and transmission services. Customer will use its best efforts to utilize these Mexican minutes in a fashion which meets the margins and other terms found in Paragraph 3.3, supra.

         13.5 Most Favored Customer. EXTEL and Customer mutually agree that they will extend to one another the most favorable treatment on price and terms practicable; the parties mutually agree that no other customer shall receive more favorable terms.

         13.6 Activation of PINs. AP will be permitted to activate PINs in amounts agreed on a daily or weekly basis by EXTEL; EXTEL, in turn, agrees to use its best efforts to maintain a .05 grade of service.

                               14. MISCELLANEOUS

         14.1 Entire Agreement. This Agreement constitutes the entire Agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith. There are no representations, warranties, covenants, conditions, agreements, understanding or arrangements, oral or written, between or among the parties relating to the subject matter hereof which are not fully expressed herein. No agent of any party is authorized to make any representation, promise or warranty not contained in this Agreement.

         14.2 Amendment. Except as set forth in Section 1.2, this Agreement may not be amended or modified any way expect in writing and signed by both parties to this Agreement.

         14.3 Notice. Except as specified below in this Section, all notices, demands, requests, or other communications which may be or are required to be given or made by any party to any other party pursuant to this Agreement shall be in writing and shall be hand delivered, mailed by first-class registered or certified mail, return receipt requested, postage prepaid, delivered by overnight air courier, or transmitted by telegram, telex, or facsimile transmission addressed as follows:

        (i)     If to Customer:

                Bill Judd
                American Prepaid
                659 N. Biscayne River Drive
                Miami, FL 33169
                Telephone: (305) 688-5105

        (ii)    If to EXTEL:

                Colin Smith
                Executive TeleCard, Ltd.
                1720 South Bellaire St., Suite 1000
                Denver, CO 80222
                Telephone: (303) 512-1594

Or such other address as the addressee may indicate by written notice to the other parties. Each notice, demand, request, or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such times as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answerback being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

        Communications on day-to-day technical matters, particularly relating to the matters addressed in the Operating Standards, should be by telephone, facsimile or e-mail transmission to the following (each, a "Technical Contact"):

        (i) If to Customer's Technical Contact(s):

                Name(s):
                        ----------------------------------
                Telephone Number(s):
                                    ----------------------
                Fax Number(s):
                              ----------------------------
                E-Mail Address(es):
                                   -----------------------

        (ii) If to EXTEL's Technical Contact(s):

                Name(s):                Dennis Lunbery, Bill Newman
                Telephone Number(s):    (303) 512-1491 (Lunbery);
                                        (303) 512-1447 (Newman)
                Fax Number(s):          (303) 759-2074 (Lunbery)
                E-Mail Address(es):     dennisl@eglobe.net
                                        bill@eglobe.com

Communications on day-to-day technical matters with Technical Contacts shall not constitute notice hereunder unless separate notice is also given as provided above in this Section.

         14.4 Severability. If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said agreement.

         14.5 Assignment. Except as hereinafter specifically provided in this Section, no party shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of the other party, and any purported assignment contrary to the terms hereof shall be of no force and effect. Notwithstanding the foregoing, each party or any permitted assignee of such party may assign this Agreement and any and all rights hereunder in whole or in part, to any affiliate of such party without the consent of the other party.

         14.6 Remedies. Nothing contained in this Agreement is intended nor shall be construed so as to limit the remedies which any party hereto may have against any other party hereto in the event of a breach by any party of any representation, warranty, covenant, or agreement made under or pursuant to this Agreement, it being intended that any remedy shall be cumulative and not exclusive.

         14.7 Waiver. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement shall be construed as a waiver of any default or any acceptance thereof. No waiver by any party of any provision of this Agreement shall constitute or imply a subsequent or other waiver of the same or any other provision of this Agreement. No waiver will be effective unless in writing and signed by the party against whom such waiver is asserted.

         14.8     Survival.  The rights,  obligations and covenants set forth in
Section 3.6, 5, 6, 8, 9, 10, 11, 12 and 14.8 of this Agreement (and definitions of terms used therein) shall survive and continue after any expiration or termination of this Agreement and shall bind the parties and their legal representatives, successors, heirs and assigns, for acts connected with performance or conduct during the course of this Agreement.

         14.9 Conflicts. In the event of a conflict between provisions contained in the body of this Agreement and provisions contained in Exhibit A hereto or an addendum to Exhibit A which has been executed and delivered by the parties, the provisions contained in Exhibit A or addendum thereto shall control.

         14.10 Ownership. EXTEL acknowledges that Customer is the sole owner of all of Customer's card services (including its customer base) and EXTEL does not, as a result of this Agreement, acquire any interest therein. Customer acknowledges that EXTEL is the sole owner of all of EXTEL's property and services (including the World Direct(R) network and other components of the Service) and Customer does not, as a result of this Agreement, acquire any interest therein.

         14.11 Limitation on Benefits. The rights, obligations and covenants set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective successors and permitted assigns.

         14.12 Inurement. This Agreement shall be binding on and insure to the benefit of the parties hereto, their representatives, successors and permitted assigns.

         14.13 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to the choice of law rules thereof).

         14.14 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first set forth above.

CUSTOMER                               EXECUTIVE TELECARD, LTD.


-------------------------------        ---------------------------------
By:                                    By:
   ----------------------------           ------------------------------
Its:                                   Its:
    ---------------------------            -----------------------------

                                   EXHIBIT A

PREPAID CALLING CARDS

         The Customer Cards are to be "prepaid" calling cards ("Prepaid Customer Cards"). EXTEL will provide Customer with a series of Customer Card numbers which identifies the Prepaid Customer Cards as prepaid calling cards. When EXTEL activates Prepaid Customer Cards, which will be activated, at Customer's request, in series of not less than 50 cards, each Prepaid Customer Card series will have a predetermined number of units of calling time. Customer will determine the number of units per card series. As the Prepaid Customer Cards are used, EXTEL will, as part of its billing function, decrement such cards in amounts equal to the rates the Customer's Cardholders are to be charged for the Service, as indicate in the Rate Schedule(s) agreed to in Exhibit C. When a Prepaid Customer Card has been decremented to zero, it will be deactivated. In addition, a Prepaid Customer Card shall be deactivated four (4) months after the date of its activation.

         EXTEL will sell the units of prepaid calling time to Customer at those rates set forth in the Rate Schedule attached to the Agreement as Exhibit C, as it may be amended from time to time by EXTEL during the term of this Agreement and any extension thereof. Payment shall be made by wire transfer of immediately available funds to an account designated by EXTEL. Amounts that are not paid within fifteen (15) days following the invoice date shall bear interest at the rate of 1-1/2% per month until paid in full (or such lower rate as may be required by applicable law). To the extent that this paragraph and Section 3.3 of the Agreement conflict, this paragraph shall govern with respect to Prepaid Customer Cards.

                                                     ADDENDUM NO. 1 TO EXHIBIT A

                         CUSTOMER SERVICE AVAILABILITY

EXTEL agrees to provide 24/7 day customer service with the ability to debit or credit an individual card as appropriate.

                                    EXHIBIT B

                              OPERATING STANDARDS

                           CUSTOMER RESPONSIBILITIES

SERVICE REQUIREMENTS

-    Language  required  (for  voice  prompts  and  EXTEL's  Operator  Center)
- Customized voice prompt requested. The actual text of the prompt needs to be know.
-    Is a domestic toll-free access number required?
-    Are more than two languages required?


CARD UPDATES

-    Mode of transmission (i.e. FTP, BBS access, email, UUCP, etc.)
-    Frequency of updates


CUSTOMER SERVICE

- Are there additional customer service requirements apart from our standard customer service?


CUSTOMER AND EXTEL JOINT RESPONSIBILITIES

-    Download billing file containing the test calls
-    Test the service prior to launching the service to the cardholders
-    Send a printed version of the marketing materials to EXTEL

                                   EXHIBIT C
                                 RATE SCHEDULE

Discount Rate Schedule as of 8/9/98
Note: Terms are $5.30 per $10 of face value to be paid no later than the seventh day following activation by wire transfer.

COUNTRY                                            BASE RATE
-------                                            ---------
AFGHANISTAN                                          $1.65
ALBANIA                                              $0.70
ALGERIA                                              $0.99
AMERICAN SAMOA                                       $0.87
ANDORRA                                              $0.44
ANGOLA                                               $0.89
ANGUILLA                                             $0.72
ANTARTICA                                            $0.99
ANTIGUA                                              $0.65
ARGENTINA                                            $0.67
ARMENIA                                              $1.03
ARUBA                                                $0.59
ASCENSION IS.                                        $1.59
AUSTRALIA                                            $0.25
AUSTRIA                                              $0.45
AZERBAIJAN                                           $1.25
BAHAMAS                                              $0.38
BAHRAIN                                              $0.99
BANGLADESH                                           $1.71
BARBADOS                                             $0.73
BELARUS                                              $1.00
BELGIUM                                              $0.22
BELIZE                                               $1.01
BENIN                                                $1.01
BERMUDA                                              $0.38
BHUTAN                                               $1.55
BOLIVIA                                              $0.93
BOSNIA/HERZEGOVINA                                   $0.89
BOTSWANA                                             $0.88
BRAZIL                                               $0.83
BRITISH VIR IS                                       $0.57
BRUNEI                                               $0.75
BULGARIA                                             $0.89
BURKINA FASO                                         $1.05
BURUNDI                                              $1.55
CAMBODIA                                             $1.98
CAMEROON                                             $1.24
CANADA                                               $0.20
CAPE VERDE IS.                                       $0.97
CAYMAN IS.                                           $0.57
CENTRAL AFRICAN REP.                                 $1.53
CHAD                                                 $1.90
CHILE                                                $0.52

                                   EXHIBIT C
                                 RATE SCHEDULE

CHINA                                                $0.95
CHRISTMAS/COCOS IS.                                  $1.00
Colombia-Bogota                                      $0.35
Colombia-Cali/Madellin                               $0.38
COLOMBIA-OTHER                                       $0.51
COMOROS                                              $2.50
CONGO                                                $1.20
COOK IS.                                             $2.05
COSTA RICA                                           $0.75
CROATIA REP.                                         $0.89
CUBA                                                 $1.25
CYPRUS                                               $0.80
CZECH REP.                                           $0.46
DENMARK                                              $0.25
DIEGO GARCIA                                         $1.24
DJIBOUTI                                             $1.42
DOMINICA                                             $0.82
DOMINICAN REP.                                       $0.50
ECUADOR                                              $0.70
EGYPT                                                $0.99
EL SALVADOR                                          $0.84
EQUATORIAL GUINEA                                    $1.69
ERITREA                                              $1.69
ESTONIA                                              $0.49
ETHIOPIA                                             $1.46
FAEROE IS.                                           $0.46
FALKLAND IS.                                         $1.30
FIJI IS.                                             $1.39
FINLAND                                              $0.30
FRANCE                                               $0.25
FRENCH ANTILLES                                      $0.88
FRENCH GUIANA                                        $0.88
FRENCH POLYNESIA                                     $1.35
GABON                                                $1.36
GAMBIA                                               $1.01
GEORGIA                                              $1.19
GERMANY                                              $0.25
GHANA                                                $0.89
GIBRALTAR                                            $0.54
GREECE                                               $0.56
GREENLAND                                            $0.84
GRENADA                                              $0.88
GUADELOUPE                                           $0.75
GUAM                                                 $0.30
GUANTANAMO BAY                                       $0.85
GUATEMALA                                            $0.59
GUINEA REP.                                          $1.50
GUINEA-BISSAU                                        $1.79

                                   EXHIBIT C
                                 RATE SCHEDULE

GUYANA                                               $1.20
HAITI                                                $0.75
HONDURAS                                             $0.88
HONG KONG                                            $0.35
HUNGARY                                              $0.40
ICELAND                                              $0.47
INDIA                                                $1.25
INDONESIA                                            $0.99
IRAN                                                 $1.29
IRAQ                                                 $1.49
IRELAND                                              $0.24
ISRAEL                                               $0.40
ITALY                                                $0.32
IVORY COAST                                          $1.79
JAMAICA                                              $0.79
JAPAN                                                $0.33
JORDAN                                               $1.12
KAZAKHSTAN                                           $1.09
KENYA                                                $1.19
KIRGHIZIA                                            $1.86
KIRIBATI                                             $1.60
KOREA                                                $0.58
KYRGYZSTAN                                           $1.06
LAOS                                                 $1.52
LATVIA                                               $0.59
LEBANON                                              $1.36
LESOTHO                                              $0.87
LIBERIA                                              $0.79
LIBYA                                                $0.78
LIECHTENSTEIN                                        $0.29
LITHUANIA                                            $0.69
LUXEMBOURG                                           $0.30
MACAU                                                $0.80
MACEDONIA                                            $0.75
MADAGASCAR                                           $1.39
MALAWI                                               $0.89
MALAYSIA                                             $0.50
MALDIVES                                             $0.08
MALI REPUBLIC                                        $1.64
MALTA                                                $0.50
MARSHALL IS.                                         $0.88
MAURITANIA                                           $1.50
MAURITIUS                                            $1.50
MAYOTTE IS.                                          $1.25
Mexico 1                                             $0.37
Mexico 2                                             $0.37
Mexico 3                                             $0.37

                                   EXHIBIT C
                                 RATE SCHEDULE

Mexico 4                                             $0.37
Mexico 5                                             $0.37
Mexico 6                                             $0.37
Mexico 7                                             $0.37
Mexico 8                                             $0.37
MICRONESIA                                           $1.50
MOLDOVA                                              $0.99
MONACO                                               $0.38
MONGOLIA                                             $1.99
MONTSERRAT                                           $0.89
MOROCCO                                              $0.70
MOZAMBIQUE                                           $1.08
MUSTIQUE                                             $1.58
MYANMAR, BURMA                                       $1.96
NAMIBIA                                              $0.85
NAURU                                                $1.45
NEPAL                                                $1.53
NET. ANTILLES                                        $0.47
NETHERLANDS                                          $0.25
NEVIS                                                $0.79
NEW CALEDONIA                                        $1.19
NEW ZEALAND                                          $0.25
NICARAGUA                                            $0.77
NIGER REP.                                           $1.43
NIGERIA                                              $1.00
NIUE ISLAND                                          $2.00
NORFORK ISLAND                                       $0.85
NORWAY                                               $0.25
OMAN                                                 $1.43
PAKISTAN                                             $1.60
PALAU                                                $1.52
PANAMA                                               $0.75
PAPUN GUINEA                                         $0.88
PARAGUAY                                             $0.88
PERU                                                 $0.80
PHILIPPINES                                          $0.64
POLAND                                               $0.56
PORTUGAL                                             $0.54
PUERTO RICO/USVI                                     $0.20
QATAR                                                $1.39
REUNION IS.                                          $1.17
ROMANIA                                              $0.67
RUSSIA (REPUBLIC)                                    $0.75
RWANDA                                               $1.55
SAIPAN                                               $0.69
SAN MARINO                                           $0.75
SAO TOME                                             $1.74
SAUDI ARABIA                                         $1.03

                                   EXHIBIT C
                                 RATE SCHEDULE


SENEGAL                                              $1.73
SEYCHELLES IS.                                       $1.73
SIERRA LEONE                                         $1.55
SINGAPORE                                            $0.45
SLOVAKIA                                             $0.48
SLOVENIA REP.                                        $0.85
SOLOMON IS.                                          $1.41
SOMALIA                                              $1.57
SOUTH AFRICA                                         $0.67
SPAIN                                                $0.43
SRI LANKA                                            $1.29
ST. HELENA                                           $1.50
ST. KITTS                                            $0.75
ST. LUCIA                                            $0.89
ST. PIERRE                                           $0.53
ST. VINCENT                                          $0.91
SUDAN                                                $0.89
SURINAME                                             $1.88
SWAZILAND                                            $0.88
SWEDEN                                               $0.25
SWITZERLAND                                          $0.27
SYRIA                                                $1.26
TAIWAN                                               $0.56
TAJIKISTAN                                           $1.25
TANZANIA                                             $1.17
THAILAND                                             $0.89
TOGO                                                 $1.65
TONGA IS.                                            $1.67
TRINIDAD/TOBAGO                                      $0.99
TUNISIA                                              $0.65
TURKEY                                               $0.69
TURKMENISTAN                                         $1.08
TURKS IS./CAICOS                                     $0.79
TUVALU                                               $1.38
U.A.E.                                               $0.98
U.K.                                                 $0.20
U.S.A. Continental (CONUS)                           $0.149
UGANDA                                               $1.00
UKRAINE                                              $0.96
URUGUAY                                              $0.96
UZBEKISTAN                                           $1.01
VANUATU                                              $1.38
VATICAN CITY                                         $0.41
VENEZUELA                                            $0.52
VIETNAM                                              $1.50
WALLIS/FUTUNA                                        $1.00
WEST SAMOA                                           $1.10
YEMEN ARAB REP.                                      $1.09

                                   EXHIBIT C
                                 RATE SCHEDULE

YEMEN PEOPLES                                        $1.12
YOGOSLOVIA                                           $0.70
ZAIRE                                                $1.12
ZAMBIA                                               $1.36
ZIMBABWE                                             $1.00
Alaska/Hawaii/Puerto Rico/USVI                       $0.20

International Connect Charge                         $1.00
Domestic Connect Charge - CONUS/Canada               $0.25
Domestic Connect Charge - Alaska/Hawaii/PR/VI        $1.00
Payphone Surcharge                                   $0.50
Service Charge - monthly after 1st use               $0.50

Billing Increment - CONUS/Canada                     1 Min (After 1st three min)
Billing Increment - Alaska/Hawaii/Puerto Rico        1 Min (After 1st three min)
Billing Increment - International                    1 Min (After 1st three min)

All cards will have an expiration 180 days after PIN activation, unless otherwise agreed upon.

All rates subject to change depending upon the underlying transmission rate.

                                   EXHIBIT C
                                 RATE SCHEDULE

All-in-One Rate Schedule as of 8/7/98
Note: Payment Terms are 56.00 per $10.00 of face value paid within five (5) days of activation by wire transfers. Cards may be issue in $5, $10, or $20 face values, other values reuqire additional agreement.

COUNTRY                                            BASE RATE
-------                                            ---------
AFGHANISTAN                                          $1.65
ALBANIA                                              $0.70
ALGERIA                                              $0.57
AMERICAN SAMOA                                       $0.87
ANDORRA                                              $0.44
ANGOLA                                               $0.89
ANGUILLA                                             $0.90
ANTARTICA                                            $0.72
ANTIGUA                                              $0.81
ARGENTINA                                            $0.60
ARMENIA                                              $1.03
ARUBA                                                $0.65
ASCENSION IS.                                        $1.29
AUSTRALIA                                            $0.16
AUSTRIA                                              $0.32
AZERBAIJAN                                           $1.25
BAHAMAS                                              $0.38
BAHRAIN                                              $1.24
BANGLADESH                                           $1.71
BARBADOS                                             $0.96
BELARUS                                              $1.00
BELGIUM                                              $0.19
BELIZE                                               $1.28
BENIN                                                $0.99
BERMUDA                                              $0.38
BHUTAN                                               $1.32
BOLIVIA                                              $0.75
BOSNIA/HERZEGOVINA                                   $1.00
BOTSWANA                                             $0.79
BRAZIL                                               $0.54
BRITISH VIR IS                                       $0.60
BRUNEI                                               $0.75
BULGARIA                                             $1.00
BURKINA FASO                                         $1.10
BURUNDI                                              $1.11
CAMBODIA                                             $1.55
CAMEROON                                             $1.45
CANADA                                               $0.15
CAPE VERDE IS.                                       $0.97
CAYMAN IS.                                           $0.61
CENTRAL AFRICAN REP.                                 $1.53
CHAD                                                 $1.90
CHILE                                                $0.36

                                   EXHIBIT C
                                 RATE SCHEDULE


CHINA                                                $0.80
CHRISTMAS/COCOS IS.                                  $1.00
Colombia-Bogota $0.27
Colombia-Cali/Madellin                               $0.37
COLOMBIA-OTHER                                       $0.40
COMOROS                                              $1.65
CONGO                                                $1.38
COOK IS.                                             $2.05
COSTA RICA                                           $0.75
CROATIA REP.                                         $1.00
CUBA                                                 $0.99
CYPRUS                                               $0.53
CZECH REP.                                           $0.46
DENMARK                                              $0.16
DIEGO GARCIA                                         $1.24
DJIBOUTI                                             $1.42
DOMINICA                                             $0.88
DOMINICAN REP.                                       $0.50
ECUADOR                                              $0.66
EGYPT                                                $1.33
EL SALVADOR                                          $0.46
EQUATORIAL GUINEA                                    $1.69
ERITREA                                              $1.69
ESTONIA                                              $0.49
ETHIOPIA                                             $1.69
FAEROE IS.                                           $0.46
FALKLAND IS.                                         $1.30
FIJI IS.                                             $1.39
FINLAND                                              $0.16
FRANCE                                               $0.16
FRENCH ANTILLES                                      $0.88
FRENCH GUIANA                                        $0.76
FRENCH POLYNESIA                                     $1.15
GABON                                                $1.46
GAMBIA                                               $1.01
GEORGIA                                              $1.19
GERMANY                                              $0.18
GHANA                                                $0.95
GIBRALTAR                                            $0.54
GREECE                                               $0.35
GREENLAND                                            $0.84
GRENADA                                              $1.06
GUADELOUPE                                           $0.72
GUAM                                                 $0.30
GUANTANAMO BAY                                       $0.85
GUATEMALA                                            $0.45
GUINEA REP.                                          $1.11
GUINEA-BISSAU                                        $1.79

                                   EXHIBIT C
                                 RATE SCHEDULE


GUYANA                                               $1.42
HAITI                                                $0.75
HONDURAS                                             $0.55
HONG KONG                                            $0.35
HUNGARY                                              $0.38
ICELAND                                              $0.47
INDIA                                                $1.25
INDONESIA                                            $1.15
IRAN                                                 $1.52
IRAQ                                                 $1.71
IRELAND                                              $0.18
ISRAEL                                               $0.34
ITALY                                                $0.24
IVORY COAST                                          $1.82
JAMAICA                                              $0.68
JAPAN                                                $0.42
JORDAN                                               $1.21
KAZAKHSTAN                                           $1.09
KENYA                                                $1.30
KIRGHIZIA                                            $1.86
KIRIBATI                                             $1.60
KOREA                                                $0.68
KUWAIT                                               $1.47
KYRGYSTAN                                            $1.06
LAOS                                                 $1.52
LATVIA                                               $0.59
LEBANON                                              $1.36
LESOTHO                                              $0.87
LIBERIA                                              $0.84
LIBYA                                                $0.58
LIECHTENSTEIN                                        $0.29
LITHUANIA                                            $0.71
LUXEMBOURG                                           $0.19
MACAU                                                $0.75
MACEDONIA                                            $0.58
MADAGASCAR                                           $1.39
MALAWI                                               $0.73
MALDIVES                                             $1.08
MALI REPUBLIC                                        $1.54
MALTA                                                $0.45
MARSHALL IS.                                         $0.78
MAURITANIA                                           $1.12
MAURITIUS                                            $1.22
MAYOTTE IS.                                          $1.10
Mexico 1                                             $0.24
Mexico 2                                             $0.24
Mexico 3                                             $0.24

                                   EXHIBIT C
                                 RATE SCHEDULE

Mexico 4                                             $0.24
Mexico 5                                             $0.24
Mexico 5                                             $0.24
Mexico 7                                             $0.24
Mexico 8                                             $0.24
MICRONESIA                                           $1.33
MOLDOVA                                              $0.86
MONACO                                               $0.31
MONGOLIA                                             $1.70
MONTSERRAT                                           $1.17
MOROCCO                                              $0.70
MOZAMBIQUE                                           $1.08
MUSTIQUE                                             $1.58
MYANMAR, BURMA                                       $1.96
NAMIBIA                                              $0.86
NAURU                                                $1.45
NEPAL                                                $1.53
NET. ANTILLES                                        $0.53
NETHERLANDS                                          $0.19
NEVIS                                                $0.91
NEW CALEDONIA                                        $1.19
NEW ZEALAND                                          $0.25
NICARAGUA                                            $0.62
NIGER REP.                                           $1.43
NIGERIA                                              $1.29
NIUE ISLAND                                          $2.00
NORFORK ISLAND                                       $0.86
NORWAY                                               $0.19
OMAN                                                 $1.43
PAKISTAN                                             $1.60
PALAU                                                $1.52
PANAMA                                               $0.75
PAPUAN GUINEA                                        $0.76
PARAGUAY                                             $0.86
PERU                                                 $0.89
PHILIPPINES                                          $0.83
POLAND                                               $0.50
PORTUGAL                                             $0.35
PUERTO RICO/USVI                                     $0.16
QATAR                                                $1.39
REUNION IS.                                          $1.17
ROMANIA                                              $0.67
RUSSIA (REPUBLIC)                                    $0.76
RWANDA                                               $1.55
SAIPAN                                               $0.90
SAN MARINO                                           $0.75
SAO TOME                                             $1.74
SAUDI ARABIA                                         $1.43

                                   EXHIBIT C
                                 RATE SCHEDULE

SENEGAL                                              $1.73
SEYCHELLES IS.                                       $1.73
SIERRA LEONE                                         $1.55
SINGAPORE                                            $0.62
SLOVAKIA                                             $0.48
SLOVENIA REP.                                        $0.55
SOLOMON IS.                                          $1.41
SOMALIA                                              $1.57
SOUTH AFRICA                                         $0.75
SPAIN                                                $0.30
SRI LANKA                                            $1.60
ST. HELENA                                           $1.05
ST. KITTS                                            $0.86
ST. LUCIA                                            $1.02
ST. PIERRE                                           $0.53
ST. VINCENT                                          $1.18
SUDAN                                                $0.89
SURINAME                                             $1.88
SWAZILAND                                            $0.60
SWEDEN                                               $0.18
SWITZERLAND                                          $0.20
SYRIA                                                $1.26
TAIWAN                                               $0.70
TAJIKISTAN                                           $1.25
TANZANIA                                             $1.17
THAILAND                                             $1.12
TOGO                                                 $1.65
TONGA IS.                                            $1.67
TRINIDAD/TOBAGO                                      $1.11
TUNISIA                                              $0.65
TURKEY                                               $0.70
TURKMENISTAN                                         $1.08
TURKS IS./CAICOS                                     $0.91
TUVALU                                               $1.38
U.A.E.                                               $0.98
U.K.                                                 $0.12
U.S.A. Continental (CONUS)                           $0.99
UGANDA                                               $1.00
UKRAINE                                              $1.00
URUGUAY                                              $0.80
UZBEKISTAN                                           $1.01
VANUATU                                              $1.38
VATICAN CITY                                         $0.41
VENEZUELA                                            $0.44
VIETNAM                                              $1.68
WALLIS/FUTUNA                                        $1.00
WEST SAMOA                                           $1.10
YEMEN ARAB REP.                                      $1.32

                                   EXHIBIT C
                                 RATE SCHEDULE

YEMEN PEOPLES                                        $1.32
YOGOSLOVIA                                           $0.76
ZAIRE                                                $1.12
ZAMBIA                                               $1.38
ZIMBABWE                                             $1.00
Alaska/Hawaii/Puerto Rico/USVI                       $0.16

International Connect Charge                         $1.00
Domestic Connect Charge - CONUS/Canada               $0.50
Domestic Connect Charge - Alaska/Hawaii/PR/VI        $1.00
Payphone Surcharge                                   $0.50
Service Charge - monthly after 1st use               $0.50

Billing Increment                                    1 Min (After 1st three min)

All Origination will be from CONUS, except that origination from Mexico, Alaska, Hawaii, Puerto Rico, USVI and other points will begin upon written notification to American Prepaid.

After notification, Mexican origination will be $.75 per minute with a $1.00 Connect Charge.

All cards will have an expiration 180 days after PIN activation, unless otherwise agreed upon.

All rates subject to change depending upon the underlying transmission rates.

        THE PARTIES HERETO HAVE CAUSED THIS EXHIBIT C TO BE EXECUTED BY THEIR DULY AUTHORIZED REPRESENTATIVES AS OF THE DAY AND YEAR FIRST SET FORTH IN THE AGREEMENT FOR PROVISION OF CALLING CARD SERVICES TO WHICH IT IS ATTACHED.


CUSTOMER                               EXECUTIVE TELECARD, LTD.


--------------------------------       ---------------------------------
By:                                    By:
   -----------------------------          ------------------------------
Its:                                   Its:
    ----------------------------           -----------------------------